BlackRock Global Allocation Fund, Inc.

(the “Fund”)

Class K Shares

Supplement dated June 9, 2017 to the Summary Prospectus dated February 28, 2017, as amended and supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to convert the Fund’s voluntary management fee waiver into a contractual management fee waiver. This conversion will not change the current total net expenses of the Fund. Accordingly, effective June 12, 2017, the Fund’s Summary Prospectus is amended as follows:

The section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Global Allocation Fund, Inc. — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Class K Shares
Management Fee[1,2]		0.75%
Distribution and/or Service 12b-1 Fees		None
Other Expenses[3,4]		0.04%
Dividend Expense/Stock Loan Fees	0.01%
Other Expenses of the Fund[3]	0.03%
Other Expenses of the Subsidiary[4]	—
Acquired Fund Fees and Expenses[5]		0.01%
Total Annual Fund Operating Expenses[5]		0.80%
Fee Waivers and/or Expense Reimbursements[1,2]		(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]		0.72%
[1]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 34, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive a portion of its management fee payable by the Fund so that such fee is reduced for average daily net assets at various asset levels through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[2]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 34, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[3]	Other Expenses are based on estimated amounts for the current fiscal year.

[4]	Other Expenses include expenses of the BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”) which were less than 0.01% for the Fund’s last fiscal year.

[5]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which do not include Acquired Fund Fees and Expenses.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class K Shares	$74	$247	$436	$982

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

Shareholders should retain this Supplement for future reference.

SPRO-GA-K-0617SUP